UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BRIGHT GREEN CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

BRIGHT GREEN CORPORATION

1033 George Hanosh Boulevard

Grants, NM 87020

To our Stockholders:

We are pleased to invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Bright Green Corporation (the “Company” or “BGC”), to be held on November 15, 2024 at 10:00 a.m. Mountain Time, at https://www.virtualmeetingportal.com/brightgreencorp/2024. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the internet. No physical meeting will be held.

Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by mail will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your ongoing support of, and continued interest in, Bright Green Corporation.

Sincerely,

/s/ Gurvinder Singh
Gurvinder Singh
Chief Executive Officer

Grants, New Mexico

[_], 2024

BRIGHT GREEN CORPORATION

1033 George Hanosh Boulevard

Grants, NM 87020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m. Mountain Time, on November 15, 2024.

Place	The Annual Meeting will be held virtually, at https://www.virtualmeetingportal.com/brightgreencorp/2024. No physical meeting will be held.

Items of Business

(1) To elect Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore to the Board of Directors (the “Board”) of Bright Green Corporation (the “Company”), to serve until our next annual meeting of stockholders;

(2) to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Annual Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-5 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal”);

(3) to approve the potential issuance of common stock upon the conversion of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock (the “Series A Certificate of Designation”) governing the Series A Preferred Stock (the “Stock Issuance Proposal”);

(4) To ratify the appointment of SRCO, C.P.A., Professional Corporation (“SRCO”), as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(5) To transact other business that may properly come before the Annual Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	October 4, 2024. Only stockholders as of the record date of October 4, 2024 are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are invited to virtually attend the Annual Meeting if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of October 4, 2024. You may attend the Annual Meeting and vote during the Annual Meeting by visiting https://www.virtualmeetingportal.com/brightgreencorp/2024 and using your control number to enter the Annual Meeting. If you are not a registered stockholder but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership.

Voting

Your vote is very important. You may vote by proxy over the Internet or by mail by following the instructions on the proxy card or voting instruction card. With respect to all matters that will come before the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on October 4, 2024, the record date.

For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting” in the accompanying proxy statement.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://investors.brightgreen.us, or, if you are a registered holder, contact our transfer agent by writing Vstock Transfer, LLC (“Vstock”), 18 Lafayette Place, Woodmere, NY 11598. You may also contact our transfer agent via email at info@vstocktransfer.com or by telephone at (212) 828-8436.

By Order of the Board of Directors,

/s/ Gurvinder Singh
Gurvinder Singh
Chief Executive Officer
Grants, New Mexico
[_], 2024

BRIGHT GREEN CORPORATION PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 15, 2024

The information provided in the “Questions and Answers” format below is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully. In this proxy statement, we refer to Bright Green Corporation, a Delaware corporation, as BGC, the Company, we, us, our and other similar pronouns.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the 2024 annual meeting (the “Annual Meeting”) of stockholders of Bright Green Corporation, a Delaware corporation, and any postponements or adjournments thereof. The Annual Meeting will be held on November 15, 2024 at 10:00 a.m. Mountain Time, at https://www.virtualmeetingportal.com/brightgreencorp/2024.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about [  ], 2024 to all stockholders entitled to vote at the Annual meeting.

Who may vote at the Annual Meeting?

Only stockholders as of the close of business on October 4, 2024, the record date, are entitled to vote at the Annual Meeting. As of the record date, there were [  ], shares of our common stock issued and outstanding, held by [_] holders of record. We do not have cumulative voting rights for the election of directors.

How do I gain admission to the Annual Meeting or vote my shares at the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was October 4, 2024, or you hold a valid proxy for the Annual Meeting.

Registered Stockholders

If your shares are registered in your name with Vstock and you wish to attend the online-only virtual meeting, go to https://www.virtualmeetingportal.com/brightgreencorp/2024, enter the control number you received on your proxy card or notice of the meeting and click on the “Register to attend the meeting” link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Vstock, info@vstocktransfer.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Vstock, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Vstock at least five business days prior to the meeting date.

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How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

1.	To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.

2.	To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the virtual Annual Meeting is available 24 hours a day, 7 days a week, until 11:59 PM Eastern Daylight Time, on November 14, 2024 at http://www.vstocktransfer.com/proxy.

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend. However, as discussed above, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What am I voting on?

You are being asked to vote on three proposals:

●	Proposal No. 1: the election of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore to the Board, to serve until our next annual meeting of stockholders; and

●	Proposal No. 2: to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Annual Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock” or “common stock”), at a ratio in the range of 1-for-5 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal”);

●	Proposal No. 3: to approve the potential issuance of Common Stock upon the conversion of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to the terms of the Series A Certificate of Designation (the “Stock Issuance Proposal”); and

●	Proposal No. 4: the ratification of the appointment of SRCO, C.P.A, Professional Corporation (“SRCO”) as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

What if other matters are properly brought before the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

How does the Board recommend that I vote?

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” the election of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore to the Board;

●	“FOR” the Reverse Stock Split Proposal;

●	“FOR” the Stock Issuance Proposal; and

●	“FOR” the ratification of the appointment of SRCO as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

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Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

●	entering a new vote over the Internet (until the applicable deadline set forth above);

●	returning a later-dated proxy card (which automatically revokes the earlier proxy);

●	providing a written notice of revocation to our corporate secretary at Bright Green Corporation, 1033 George Hanosh Boulevard, Grants, New Mexico 87020, Attn: Corporate Secretary; or

●	attending the Annual Meeting and voting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our Board. Gurvinder Singh, our Chief Executive Officer, and Saleem Elmasri, our Chief Financial Officer, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. Holders of at least 33.33% of the voting power of our outstanding common stock entitled to vote at the Annual meeting must be present in person or represented by proxy for us to hold and transact business at the Annual Meeting. On the record date, there were [_] shares outstanding and entitled to vote. Thus, the holders of at least [_] shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chair of the meeting.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

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What matters are considered “routine” and “non-routine”?

The ratification of the appointment of SRCO as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 4) is considered routine under the rules of the Nasdaq Stock Market LLC (“Nasdaq”). The approval of the Reverse Stock Split Proposal is generally considered to be a “routine” matter and banks or brokers are permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. The Election of Directors proposal (Proposal No. 1), and the Stock Issuance Proposal (Proposal No. 3), are each considered “non-routine” under applicable federal securities rules and the rules of Nasdaq. Our common stock is currently quoted for trading by OTC Markets Group.

What are the effects of abstentions and broker non-votes?

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and generally have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the annual meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The ratification of the appointment of SRCO as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4) is a “routine” matter. The approval of the Reverse Stock Split Proposal is generally considered to be a “routine” matter and banks or brokers are permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. However, banks or brokers may choose not to exercise their discretionary vote. Additionally, if the Reverse Stock Split Proposal is considered to be “non-routine”, broker non-votes with respect to this proposal will not affect the outcome of the vote on the proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Reverse Stock Split Proposal. A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. The Election of Directors proposal (Proposal No. 1) and Stock Issuance Proposal (Proposal No. 3) are “non-routine” matters. We encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Directors. The election of each of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore to the Board requires a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of a director. This means that if each of the nominees receives one or more affirmative votes, he or she will be elected as a director. You may vote “FOR” or “WITHHOLD” for each of the nominees. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent each of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore from being elected as a director so long as each director receives an affirmative vote. Shares voted “WITHHOLD” will count towards the quorum requirement for the Annual Meeting.

Proposal No. 2: Reverse Stock Split Proposal. The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Proposal No. 3: Stock Issuance Proposal. The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Proposal No. 4: Ratification of Appointment of SRCO. The ratification of the appointment of SRCO requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

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Who will count the votes?

A representative of Vstock will tabulate the votes and may act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	“FOR” the election of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore to the Board;

●	“FOR” the Reverse Stock Split Proposal;

●	“FOR” the Stock Issuance Proposal; and

●	“FOR” the ratification of the appointment of SRCO as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter - Proposal No. 4 relating to ratifying the appointment of SRCO. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 or Proposal No. 3. The approval of the Reverse Stock Split Proposal is generally considered to be a “routine” matter and banks or brokers are permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner.

How can I contact BGC’s transfer agent?

You may contact our transfer agent by writing Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. You may also contact our transfer agent via email at info@vstocktransfer.com or by telephone at (212) 828-8436.

How are proxies solicited for the Annual Meeting, and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies, although we may engage a proxy solicitor in the future.

If you choose to access the proxy materials and/or vote over the Internet, or attend the Annual Meeting, you are responsible for any Internet access charges you may incur.

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Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”), within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us at the address below, or call us at (833) 658-1799:

Bright Green Corporation

Attention: Investor Relations

1033 George Hanosh Boulevard

Grants, New Mexico 87020

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled “Proposals of Stockholders for 2025 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2025 annual meeting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board is currently composed of five members. The following table sets forth the names, ages, and certain other information for our directors.

Name	Age	Position/Title
Gurvinder Singh	47	Chief Executive Officer and Director
Sean Deson	60	Director
Lynn Stockwell	68	Chair of the Board
Dean Valore	54	Director
Robert Arnone	58	Director

Gurvinder Singh has been the Company’s Chief Executive Officer since October 2023 and a member of the Company’s Board since February 2024. Mr. Singh has been the CEO of Peak Visory Consulting (“Peak”), a strategic firm specializing in guiding U.S. and Asia-based companies to entry in U.S. markets, since he founded the Peak in January 2022. From January 2022 until September 2023, Mr. Singh served as the Chief Strategy Officer for Pangea Global Technology Inc., a vertically integrated company operating in the Ag Tech and smart lighting wireless technology space. Mr. Singh co-founded Glass House Brands Inc. in January 2018 and served as the Chief Marketing Officer from such time until October 2021. During his time at Glass House Brands Inc., Mr. Singh was responsible for the formation and growth of the company’s commercial cannabis operations, including the development of six million square feet of cultivation and the brand’s consumer retail business. Previously, Mr. Singh co-founded SC Investments LLC, a real estate investment firm, in January 2013 and served as CEO from such time until 2017. Prior to that, Mr. Singh co-founded TCW Trends, Inc., an active-branded apparel company, where he was pivotal in forging alliances with global retail partners. Mr. Singh holds board advisory positions for several international companies spanning across the Ag-tech, Real Estate and Consumer packaged goods sectors. Mr. Singh earned a B.A from Stamford University and an OPM certification from the Harvard Business School. We believe Mr. Singh’s qualifications to serve on our Board include his experience in the U.S. markets and his expertise in the Ag-tech industry.

Lynn Stockwell is the founder of Bright Green Corporation and has been a Director of BGC’s Board since its inception. Ms. Stockwell has been the Chair of the Board since February 2024. From 2015 to 2020, Ms. Stockwell was a Managing Member of Bright Green Innovations, LLC, a concept for a federally legal emerging cannabis company, where Ms. Stockwell was responsible for managing the company’s industry, business and medical research relationships. Ms. Stockwell has served as a director of a hospital and held senior leadership positions in connection with fund raising events to promote the use of natural additives as an alternative to opioids. Ms. Stockwell is a sponsor of biomedical research and clinical trials and a member of AHP, the Association for Healthcare Philanthropy, with an interest in plant-based bio-identical hormone replacement. We believe Ms. Stockwell’s qualifications to serve on our Board include her familiarity with our business and operations and her knowledge of the healthcare industry.

Dean M. Valore has been a Director of BGC’s Board since 2020 and Lead Independent Director since July 2022. Mr. Valore is managing partner of Valore & Gordillo L.L.P., a law firm based in Cleveland, Ohio, which he co-founded in January 2012. Since January 2021, Mr. Valore has also acted as Magistrate with the South Euclid Municipal Court in Ohio. Mr. Valore has been an adjunct professor of law, focusing on federal procedure, with the Cleveland-Marshall College of Law at Cleveland State University since January 2011. Before entering private practice, Mr. Valore was a United States Attorney. Mr. Valore is an expert in matters related to federal corporate compliance and acts as legal counsel to several medical-grade cannabis and cannabis-related companies. Mr. Valore received his J.D. from Cleveland State University - Cleveland-Marshall College of Law and his B.S. in finance from Miami University. We believe Mr. Valore’s qualifications to serve on our Board include his corporate governance and federal regulatory and legal experience.

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Robert Arnone has been a member of BGC’s Board since July 2021. Since 2006, Mr. Arnone has been co-owner and Chief Executive Officer of Levaero Aviation, the exclusive Canadian dealer for Pilatus Aircraft, and a globally recognized leading aircraft brokerage (“Levaero”). Mr. Arnone joined Levaero in 1999 and held various leadership positions before acquiring the company in 2006. Under his leadership, Levaero has expanded significantly and regularly records annual sales in excess of $75 million. Mr. Arnone holds a B.A. from Lakehead University and is a Certified Public Accountant. We believe Mr. Arnone’s qualifications to serve on our Board include his understanding of our business and operations and his previous tenure on our Board.

Sean Deson has been a partner at Harrison Co. since January 2020, and the Senior Managing Director of Deson & Co. since March 2000. Prior to that, Mr. Deson was a Senior Vice President at Donaldson, Lufkin & Jenrette (DLJ). Mr. Deson has completed in excess of $12 billion in transactions as an Investment Banker and Private Equity professional. Mr. Deson holds a BS in Computer Technology and an MBA from the University of Michigan, and an MS in Accounting from Purdue University. We believe Mr. Deson’s qualifications to serve on our Board include his experience in the Ag-tech industry, his experience in the banking industry, and his prior experiences as a board member of public and private companies.

Corporate Governance Profile

Our corporate governance is structured in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

●	Our Board is not classified, with each of our directors subject to re-election annually;
●	A majority of our directors satisfy the Nasdaq standards for independence, as well as standards for independence promulgated by the OTCQX marketplace of OTC Markets Group (the “OTCQX”);
●	Our Board leadership consists of a Lead Independent Director, a Chair of the Board, and independent committee chairs.
●	Generally, all matters to be voted on by stockholders will be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class;
●	We voluntarily comply with the requirements of the Nasdaq marketplace rules, as well as the rules of the OTCQX, including marketplace rules regarding composition of our Board committees;
●	By virtue of the position, the Lead Independent Director is a member of the audit committee, the compensation committee and the nominating and corporate governance committee; and
●	We do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The Board committees and the lead independent director assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the Board with its oversight of the Company’s major financial risk exposures. The compensation committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The nominating and corporate governance committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the risks by committee chairs and the lead independent director.

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Risk Assessment in Compensation Policies and Practices for Employees

The compensation committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The compensation committee has concluded that the following current features of our compensation programs guard against excessive risk-taking:

●	compensation programs provide a balanced mix of short-term and longer-term incentives;
●	base salaries are consistent with employees’ duties and responsibilities;
●	cash incentive awards are capped by the compensation committee;
●	cash incentive awards are tied to corporate performance goals, as well as individual performance goals;
●	vesting periods for equity awards encourage executives to focus on sustained stock price appreciation;
●	our clawback policy provides our Board the ability to recoup any erroneously awarded performance-based compensation from executive officers on account of intentional misconduct; and
●	our robust stock ownership guidelines for executive officers provide alignment with stockholder interests.

The compensation committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Director Independence

Our common stock is quoted for trading with OTC Markets Group, however, we generally comply with the marketplace rules of the Nasdaq. The Nasdaq marketplace rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq marketplace rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Nasdaq rules also require that our audit committee be composed of at least three members.

Our Board has affirmatively determined that each of Sean Deson, Dean Valore, and Robert Arnone qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq. Each of our independent directors are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act). We have also determined that each member of our audit committee and compensation committee satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Rule 10C-1 under the Exchange Act, respectively.

Board Leadership

Mr. Valore, Lead Independent Director, is a member of the audit committee, corporate governance and nominating committee, and compensation committee. Ms. Stockwell serves as the chair of the Board. The Board believes that the Company and its stockholders will benefit from the expertise of Ms. Stockwell serving as chair of the Board. We believe our current Board’s leadership structure enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board Meetings

During the fiscal year ended December 31, 2023, the Board held four meetings. During 2023, each of the Company’s directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings of all Board committees on which they served.

The Company’s current policy strongly encourages that all of its directors attend all Board and committee meetings, as well as the Company’s annual meetings of stockholders each year, absent extenuating circumstances that would prevent their attendance. Five members of our Board attended the 2023 annual meeting of stockholders.

Executive Sessions of Independent Directors

Independent directors are required to meet regularly without management participation. During 2023, there were four meetings of independent directors.

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Board Committees

In April 2022, the Board established three standing committees, the audit committee, the compensation committee and the corporate governance and nominating committee, to assist the Board with the performance of its responsibilities. The initial composition of these committees was set by the Board at that time, in its discretion. Going forward, the Board designates the members of these committees and the committee chairs based on the recommendation of the corporate governance and nominating committee. The Board has adopted written charters for each of these committees, which are available on the investor relations section of our website at https://brightgreen.us. Copies will also be available in print to any stockholder upon written request.

Audit Committee

The Board formally established an audit committee in April 2022. The audit committee is composed of three independent directors, Robert Arnone, Sean Deson, and Dean Valore, Lead Independent Director. Mr. Arnone serves as chair of the audit committee. The committee’s primary duties are to:

●	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;
●	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;
●	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the audit committee;
●	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;
●	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;
●	prepare the audit committee report for inclusion in our proxy statement for our annual stockholder meetings;
●	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters; and
●	approve all audit and permissible non-audit services conducted by our independent registered public accounting firm.

The Board has determined that each member of the audit committee is independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.

The Board has determined that Robert Arnone is an “audit committee financial expert,” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each member of the audit committee is financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Our audit committee held four meetings during 2023.

Compensation Committee

The Board formally established a compensation committee in April 2022. The compensation committee is composed of three independent directors: Dean Valore, Sean Deson, and Robert Arnone. Mr. Valore serves as chair of the compensation committee. The committee’s primary duties are to:

●	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;
●	determine and approve executive officer compensation, including base salary and incentive awards;
●	make recommendations to the Board regarding compensation plans; and
●	administer any stock plan, equity incentive plan, inducement plan or other compensation plan adopted for the benefit of our employees and/or directors.

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The compensation committee determines and approve all elements of executive officer compensation. It also provides recommendations to the Board with respect to non-employee director compensation. The compensation committee may not delegate its authority to any other person, other than to a subcommittee.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee during the fiscal year ended December 31, 2023 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during the fiscal year ended December 31, 2023, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the compensation committee of the Company.

Our compensation committee held 2 meetings during 2023.

Nominating and Corporate Governance Committee

Our Board formally established a nominating and corporate governance committee in April 2022. The nominating and corporate governance committee is composed of three independent directors: Dean Valore, Sean Deson and Robert Arnone. Mr. Valore serves as chair of the nominating and corporate governance committee. The committee’s primary duties are to:

●	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;
●	review the size and composition of our Board and committees;
●	oversee the evaluation of the Board;
●	recommend actions to increase the Board’s effectiveness; and
●	develop, recommend and oversee our corporate governance principles, including our code of business conduct and ethics and our corporate governance guidelines.

The nominating and corporate governance committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish among nominees recommended by stockholders and other persons.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Out nominating and corporate governance committee held 2 meetings during 2023.

Board Diversity Matrix

Board Diversity Matrix (As of October [_], 2024)
Board Size
Total Number of Directors	5

Gender:	Male	Female	Non-Binary	Gender Undisclosed
	4	1	-	-

Number of directors who identify in any of the categories below:
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	4	1	-	-
Two or more races or ethnicities	-	-	-	-
LGBTQ+	-
Undisclosed	-

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Director Nominations

The process of recommending director nominees for selection by the Board is undertaken by the nominating and corporate governance committee (see above).

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our amended and restated bylaws. See “Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement” elsewhere in this proxy statement for additional requirements on the timeliness for recommendations for candidates in connection with next year’s annual meeting.

Director Attendance at Annual Meetings

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders.

Section 16 Reporting Compliance

Section 16(a) of the Exchange Act requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Delinquent Section 16(a) Reports

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2023, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with, except:

●	the Form 3 filed by Seamus McAuley on February 28, 2023;
●	the Form 4 filed by Lynn Stockwell on June 1, 2023, reporting two transactions;
●	the Form 4 filed by Seamus McAuley on June 5, 2023, reporting one transaction;
●	the Form 4 filed by E. Mailloux Enterprises, Inc. on June 12, 2023, reporting one transaction;
●	the Form 4 filed by Lynn Stockwell on June 15, 2023, reporting one transaction;
●	the Form 4 filed by Lynn Stockwell on September 6, 2023, reporting four transactions;
●	the Form 4 filed by Alfie Morgan on November 21, 2023, reporting one transaction;
●	the Form 4 filed by Dean Valore on November 21, 2023, reporting one transaction; and
●	the Form 4 filed by Robert Arnone on November 21, 2023, reporting one transaction.

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Code of Ethics

We adopted a written code of business ethics and conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The objective of the Code of Conduct is to provide guidelines for maintaining our and our subsidiaries integrity, reputation, honesty, objectivity and impartiality. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with stockholders, competitors and employees, insider trading, compliance with laws and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential or the appearance of conflicts of interest. Our Board has ultimate responsibility for the stewardship of the Code of Conduct, and it monitors compliance through our nominating and corporate governance committee. Directors, officers and employees are required to annually certify that they have not violated the Code of Conduct. Our Code of Conduct reflects the foregoing principles. The full text of our Code Conduct is published on our website at https://brightgreen.us/code-of-ethics/.

We intend to disclose any amendments to or waivers of certain provisions of our Code of Conduct in a Current Report on Form 8-K.

Human Capital Management

As of December 31, 2023, we had five full-time employees and contractors and three part-time contractors. We consider our relationship with our employees to be good. We emphasize several measures and objectives in managing its human capital assets, including, among others, (i) employee safety and wellness, (ii) talent acquisition and retention, (iii) employee engagement, development and training, (iv) diversity and inclusion and (v) compensation. These targeted ideals may include annual bonuses, stock-based compensation awards, a 401(k) plan with employee matching opportunities, healthcare, and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, family care resources, and/or employee assistance programs. We also provide our employees with access to various innovative, flexible, and convenient health and wellness programs. We designed these programs to support employees’ physical and mental health by providing tools and resources to improve or maintain their health status and encourage engagement in healthy behaviors.

Environmental, Social and Governance Practices

We do not currently have a formal Environmental, Social and Governance Policy (“ESG Policy”) in place, but plan to do so in the future. We anticipate that the ESG Policy, when adopted by the Board, will include “Human Capital Management” as a key component, and focus on various topics, which may or may not include (1) hiring, promotion and talent development; (2) health and safety; (3) compensation and benefits; and (4) diversity and inclusion. Although we have not adopted a formal ESG Policy, our management and leadership incorporates the foregoing and other environmental, social and governance considerations in all matters related to human capital and human capital management.

Employee, Officer and Director Hedging

Pursuant to our Insider Trading Policy, officers, and employees are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of our securities.

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DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by or paid to our directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Stock Awards (1) ($)	Total ($)
Robert Arnone	-	198,159	-	198,159
Sean Deson	-	-	-	-
Dr. Alfie Morgan (2)	-	198,159	-	198,159
Gurvinder Singh	-		-	-
Lynn Stockwell	-		-
Terry Rafih (3)	-	-	-	-
Dean Valore	-	198,159	-	198,159

(1)	Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the notes to our audited financial set forth in the Company’s Annual Report for the fiscal year ended December 31, 2024. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)	Dr. Morgan resigned as a member of our Board in March 2024.
(3)	Mr. Rafih resigned as Executive Chairman of the Board in February 2024.

The Company did not have a director compensation policy for the fiscal year ended December 31, 2023. On May 23, 2024, the Board adopted a director compensation policy (the “Director Policy”) to provide a total compensation package that we believe enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Pursuant to the Director Policy, on May 23, 2024, we granted (i) options to purchase 183,151 shares of common stock to each of Dean Valore and Robert Arnone, (ii) options to purchase 122,101 shares of common stock to Lynn Stockwell, and (iii) 238,209 restricted stock units to Sean Deson.

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PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Our Board is currently composed of five directors. At the Annual Meeting, each director will be elected to our Board by the holders of our common stock. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Nominees for Director

Our nominating and corporate governance committee recommended for nomination and our Board nominated each of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore, for election as a director at the Annual Meeting. If elected, each will serve as a director until our next annual meeting and until his or her respective successor is duly elected and qualified. For more information concerning each of the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Each of the nominees has agreed to serve if elected, and management has no reason to believe that he or she will be unavailable to serve. In the event he or she is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by the nominating and corporate governance committee and designated by the present Board to fill the vacancy.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if each of the nominees receives a single “FOR” vote, he or she will be elected as a director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, to elect of each of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore, as a director.

Board Recommendation:

Our Board recommends a vote “FOR” the election to the Board of each of Robert Arnone, Sean Deson, Gurvinder Singh, Lynn Stockwell, and Dean Valore, as a director.

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PROPOSAL NUMBER 2

REVERSE STOCK SPLIT PROPOSAL

Overview of the Reverse Stock Split Proposal

The Board is recommending that the Company’s stockholders approve this Proposal Number 2, which would authorize, but not obligate the Board, to amend (the “Reverse Stock Split Amendment”) the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of common stock at a ratio in the range of 1-for-5 to 1-for-50, which ratio would be subject to the Board’s discretion following stockholder approval. The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Stock Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the Reverse Stock Split Amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our common stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

Background

On September 19, 2024, our Common Stock was suspended from trading on the Nasdaq due to the failure to regain compliance with Nasdaq’s “minimum bid price rule”. Our Common Stock then became quoted and began trading with OTC Markets Group. We expect that Nasdaq will file a Form 25-NSE with the SEC, which will officially remove our Common Stock from listing and registration on Nasdaq. The delisting will occur ten days from the filing of the Form 25-NSE and the deregistration will be effective 90 days from such filing.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment would prevent the Company from complying with the rules and standards of the OTCQX, and prevent the Company from complying with the requisite listing standards of U.S. national securities exchanges. Until such time as our common stock is quoted on the OTCQX, our common stock will be quoted on “the pink sheets” of OTC Markets Group, which does not have the substantial corporate governance or other requirements for quotation that the OTCQX has. We anticipate that while the Company is traded on the pink sheets, interest in our common stock will be depressed, and certain institutions may not have the ability to trade in the common stock, all of which could have a material adverse effect on the liquidity or trading volume of the common stock.

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Potential Effects of the Amendment – Overview

If the Board decides to implement the Reverse Stock Split Amendment, the Company would communicate to the public additional details regarding the Reverse Stock Split Amendment (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Amendment, you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, the Reverse Stock Split Amendment, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split Amendment following receipt of stockholder approval of the Reverse Stock Split Amendment, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	the quotation of the Company’s common stock on the OTCQX and potential listing of the Company’s common stock on Nasdaq or another national securities exchange;

●	the historical trading price and trading volume of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the reverse stock split on the trading market for the common stock in the short and long term;

●	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and

●	prevailing general market and economic conditions.

Principal Reasons for the Reverse Stock Split

The primary objectives for effecting the Reverse Stock Split Amendment, should our Board choose to effect one, would be to increase the per share price of our common stock, whether to gain compliance with the OTCQX requirements, potentially regain compliance with the Nasdaq minimum bid price rule, or the bid price rules of another national securities exchange. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split Amendment, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, improve the perception of our common stock as an investment security and could assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors.

A reverse stock split could allow a broader range of institutions to invest in the common stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the common stock and potentially decreasing the volatility of the common stock if institutions become long-term holders of the common stock. A reverse stock split could help increase analyst and broker interest in the common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of common stock available in the public market. If the Reverse Stock Split Amendment is approved and the Board believes that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board may effect the Reverse Stock Split for purposes of increasing the per share trading price.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the common stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, as amended, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future.

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The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the common stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the common stock, and therefore may help to satisfy the Minimum Bid Price Requirement, if applicable. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for the common stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the common stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of common stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of common stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

●	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The actual number of shares outstanding after giving effect to the Reverse Stock Split Proposal will depend on the reverse split ratio that is ultimately selected by the Board. The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the common stock resulting from implementation of the Reverse Stock Split based on [●] shares of the common stock outstanding as of October 4, 2024. The reverse stock split will not affect the total number of authorized shares under our certificate of incorporation.

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Example Ratios within Delegated Range of Ratios	Number of Authorized Shares of common stock	Number of Shares of common stock Outstanding		Implied Approximate Number of Issued and Outstanding Shares of common stock Following the Reverse Stock Split *
1-for-5	500,000,000	[●	]	[●	]
1-for-20	500,000,000	[●	]	[●	]
1-for-35	500,000,000	[●	]	[●	]
1-for-50	500,000,000	[●	]	[●	]

* Excludes the effect of fractional share treatment.

We are currently authorized to issue a maximum of 500,000,000 shares of our common stock. As of the record date, there were [●] shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is affected.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split Amendment, if approved by the Company’s stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests or the best interests of its stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split – In General

Management does not anticipate that the Company’s financial condition, the percentage ownership of common stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of common stock and outstanding rights to purchase common stock or to convert other securities into common stock the proposed Reverse Stock Split Amendment will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

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The common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the common stock under the Exchange Act. Following the reverse stock split, the common stock will continue to be listed on the OTC Bulletin Board, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the common stock will not be affected by the Reverse Stock Split Amendment, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the common stock immediately prior to the effectiveness of the Reverse Stock Split Amendment will generally continue to hold 2% of the voting power of the outstanding shares of the common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the Reverse Stock Split Amendment (except to the extent any are cashed out as a result of holding fractional shares).

If approved and implemented, the Reverse Stock Split Amendment may result in some stockholders owning “odd lots” of less than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Any outstanding warrants and options will have their respective conversion price or exercise price adjusted, such that the applicable conversion or exercise price will be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares) outstanding immediately before the Reverse Stock Split and of which the denominator shall be the number of shares of common stock outstanding immediately after the Reverse Stock Split (excluding any treasury shares). The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split Amendment.

Effect on Par Value; Reduction in Stated Capital

The proposed Reverse Stock Split Amendment will not affect the par value of the Company’s stock, which will remain at $0.0001 per share of common stock. As a result, the stated capital on the Company’s balance sheet attributable to its common stock, which consists of the par value per share of common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Effect on Book-Entry Shares

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

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No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company does not intend to issue fractional shares in connection with the Reverse Stock Split. The Company currently anticipates that it will cause its transfer agent to aggregate all fractional share interests following the Reverse Stock Split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After the Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company or other financial institution;

●	a tax-exempt or a governmental organization;

●	a real estate investment trust;

●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

●	a regulated investment company or a mutual fund;

●	a dealer or broker in stocks and securities, or currencies;

●	a trader in securities that elects mark-to-market treatment;

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●	a holder of common stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

●	a person who holds common stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

●	a corporation that accumulates earnings to avoid U.S. federal income tax;

●	a person whose functional currency is not the U.S. dollar;

●	a U.S. holder who holds common stock through non-U.S. brokers or other non-U.S. intermediaries;

●	a person subject to Section 451(b) of the Code; or

●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code;

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding common stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares of common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of common stock that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for common stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of common stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Required Vote

Approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the Reverse Stock Split Proposal.

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STOCK ISSUANCE PROPOSAL

We are asking our stockholders to consider and vote upon a proposal (the “Stock Issuance Proposal”) that provides for the potential issuance of shares of our Common Stock upon the conversion of Series A Preferred Stock that may be issued upon conversion of the Secured Note, as defined herein, between the Company and Lynn Stockwell (the “Lender”).

Background

On September 16, 2024, we entered into an amendment and restatement to the Secured Note, pursuant to which, among other things, upon the Lender making a new advance in the principal amount of at least $2,500,000 under the terms of the Note (the “Required Funding”), the Lender was granted the right to convert up to $4 million of the outstanding principal and interest balance of the Note into shares of Series A Preferred Stock, at a conversion price of $0.40 per share, or up to 10,000,000 shares of Series A Preferred Stock, provided the Required Funding was received.

Each share of Series A Preferred Stock, subject to the stockholder approval of this Proposal Number 3, shall be convertible at the election of the holder, or automatically in the event of a change of control (other than the transactions related to the Note and described in this Proposal Number 3), reorganization, or similar event, or if the balance is not repaid by December 31, 2024, into 14 shares of Common Stock.

Following the Required Funding, all obligations due under the Note became secured by (i) a first lien mortgage on the Company’s fee interest in the real property and improvements thereon, including, without limitation, the land, buildings, fixtures, equipment and machinery located at 1033 George Hanosh Blvd, Grants, NM 87020 (the “Property”) and a first priority assignment of leases and rents, (ii) a first priority security interest in all accounts receivable of Company, (iii) an assignment of all contracts, licenses, permits, plans, specifications and other documentation with respect to the Property, and (iv) such other collateral as is customary for a loan of this type, including additional real property if the acquisition of such property occurs while the Note is outstanding.

As described above, the Series A Preferred Stock will not become convertible into shares of Common Stock until the Company’s stockholders approve this Proposal Number 3. Holders of Series A Preferred Stock are generally entitled to one vote for each share of Series A Preferred Stock, but are not entitled to vote on this Proposal Number 3.

Why We Need Stockholder Approval

The terms of the Note and the Series A Certificate of Designation provide that the Series A Preferred Stock is not convertible prior to receipt of stockholder approval.

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Potential Effects of Approval of this Proposal

If the Stock Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion of Series A Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, the Series A Certificate of Designation provides that provided this Proposal Number 3 is approved, upon certain events, the Series A Preferred Stock will automatically convert into shares of Common Stock, at a conversion rate of 14 shares of Common Stock per one share of Preferred Stock, resulting in the issuance of up to 260 million shares of Common Stock if all shares of Series A Preferred Stock issued and converted into shares of Common Stock, which would increase our Common Stock outstanding as of [__], 2024 from [__] shares (between approximately [__] to [__] shares on a post-split basis) (an increase of [__]%) to [__] shares (between approximately [__] to [__] shares on a post-split basis) (an increase of [__]%). As a result, each other stockholder will experience extreme dilution upon the conversion of any Series A Preferred Stock.

Potential Effects of Non-Approval of this Proposal

If the Stock Issuance Proposal is not approved by our stockholders at the Annual Meeting, the Series A Preferred Stock will not become convertible into shares of Common Stock. Accordingly, we will be unable to issue any shares of Common Stock underlying the Series A Preferred Stock.

Required Vote

Approval of the Stock Issuance Proposal requires the affirmative “FOR” vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the Stock Issuance Proposal.

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PROPOSAL NUMBER 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed SRCO as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023.

Notwithstanding such appointment and even if our stockholders ratify such appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it believes that such a change would be in our best interests and of our stockholders. Our audit committee is submitting the appointment of SRCO to our stockholders because we value our stockholders’ views on such appointment and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may consider appointing another independent registered public accounting firm.

Fees Paid to the Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022 is SRCO, C.P.A., Professional Corporation (“SRCO”), Amherst, NY, 6722.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2023 and 2022 by SRCO.

(US Dollars)	2023	2022
Audit fees	$99,000	$76,000
Audit-related fees	$9,000	$23,000
Tax fees	$0	$0
All other fees	$0	$0
Total	$108,000	$99,000

Audit fees for the fiscal years ended December 31, 2023 and 2022 rendered by SRCO relate to professional services rendered for the audits of our financial statements, quarterly reviews, and review of documents filed with the SEC.

Auditor Independence

In 2023, there were no other professional services provided by SRCO that would have required our audit committee to consider their compatibility with maintaining the independence of SRCO.

Pre-Approval Policy

The audit committee has adopted a policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The policy generally provides that we will not engage SRCO to render any audit, audit-related, tax or permissible non-audit service unless the service is explicitly approved by the audit committee. Any service to be provided by SRCO requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For pre-approval the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

Required Vote

Ratification of the appointment of SRCO as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative “FOR” vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of SRCO as our independent registered public accounting firm for the year ending December 31, 2024.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of our Board comprised solely of independent directors as required by the listing standards of Nasdaq, the OTCQX, and rules and regulations of the SEC. The audit committee operates under a written charter approved by our Board, which is available on the corporate governance section of our web site at http://brightgreen.us. The audit committee held four meetings in 2023 The meetings of the audit committee are designed to facilitate and encourage communication among the audit committee, us and our independent auditor. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and its performance on an annual basis.

Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, SRCO, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal control over financial reporting, contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Based on the audit committee’s review of the audited financial statements and the various discussions with management and SRCO, the audit committee recommended to our Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Robert Arnone

Sean Deson

Dean Valore

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by BGC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent BGC specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with us and other biographical information are set forth below. There are no family relationships among any of our directors and executive officers, nor have any of our directors or executive officers been involved in a legal proceeding that would be required to be disclosed pursuant to either 103(c)(2) or 401(f) of Regulation S-K of the Exchange Act.

Directors and Executive Officers	Age	Position/Title
Gurvinder Singh	47	Chief Executive Officer and Director
Saleem Elmasri	38	Chief Financial Officer

Biographical information for our Gurvinder Singh is set forth above in the section “Board of Directors and Corporate Governance.”

Saleem Elmasri has been Chief Financial Officer since March 2022. Mr. Elmasri has been working at Titan Advisory Services LLC as Managing Partner since September 2020. Titan Advisory Services LLC is a boutique advisory firm focused on providing collaborative and customized financial operations and CFO services to early stage companies. Mr. Elmasri was Managing Director at DLA LLC, a professional services firm providing clients internal audit, accounting advisory, and corporate finance services, from June 2019 to April 2021 (ended full time employment September 2020 and became a consultant to DLA through April 2021). Prior to that, Mr. Elmasri worked as Senior Director for Pine Hill Group LLC, a boutique accounting and transaction advisory firm, from March 2018 to June 2019, and worked as Senior Manager for PricewaterhouseCoopers LLP, a Big-4 Accounting and Global Professional Services firm, from September 2007 to March 2018. Mr. Elmasri is a CPA and seasoned business professional who has a passion for delivering meaningful and measurable value to clients through practical solutions. Mr. Elmasri has over 15 years of experience in financial and management consulting. Mr. Elmasri began his career at PricewaterhouseCoopers and worked on several of the firm’s Fortune 500 clients, primarily focused on the Life Sciences and Pharmaceutical industry. From PwC, Mr. Elmasri transitioned to lead advisory practices at boutique consulting firms, specializing in transaction and complex accounting advisory. Mr. Elmasri has B.S. degrees in Accounting and Finance from Rutgers University.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth information regarding the compensation awarded to or earned by our named executive officers for the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Option Awards (1)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gurvinder Singh, Chief Executive Officer (2)	2023	100,000	240,625	-	240,625	581,250
	2022	-	-	-	-	-
Saleem Elmasri, Chief Financial Officer	2023	273,485		-	200,750	474,235
	2022	218,669		-	2,000,000	2,218,669
Seamus McAuley, Former Chief Executive Officer (2)	2023	134,846			565,000	699,846
	2022	12,134				12,134
Terry Rafih, Former Chief Executive Officer and Former Executive Chairman (3)	2023	600,000		200,000	2,342,900	3,142,900
	2022	200,000			4,255,313	4,455,313

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(1)	Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the notes to our audited financial statements set forth in the Company’s Annual Report for the fiscal year ended December 31, 2024. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)	Mr. McAuley resigned as Chief Executive Officer in October 2023. Gurvinder Singh was appointed as his replacement in October 2023.
(3)	Mr. Rafih resigned as Chief Executive Officer in February 2023 and as Executive Chairman of the Board in February 2024.

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) Exercisable	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gurvinder Singh, Chief Executive Officer (1)	-	625,000	0.385	09/20/2033	625,000	206,313
Saleem Elmasri, Chief Financial Officer	-	-	-	-	-	-
Seamus McAuley, Former Chief Executive Officer (1)	-	-	-	-	-	-
Terry Rafih, Former Chief Executive Officer and Former Executive Chairman (2)	-	-	-	-	2,537,500	837,629

(1)	Mr. McAuley resigned as Chief Executive Officer in October 2023. Gurvinder Singh was appointed as his replacement in October 2023.
(2)	Mr. Rafih resigned as Chief Executive Officer in February 2023 and as Executive Chairman of the Board in February 2024.

Named Executive Officer Employment Arrangements

Below are descriptions of the current employment agreements with our named executive officers.

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Gurvinder Singh

Effective March 31, 2024, we entered into an Amended Executive Employment Agreement with Gurvinder Singh, the Company’s Chief Executive Officer (the “Singh Agreement”), which replaces in its entirety the executive employment agreement entered into between the Company and Mr. Singh on October 2, 2023. The Singh Agreement provides Mr. Singh a monthly base salary of $35,833.33 through October 2, 2024, which monthly base salary shall increase to (i) $38,333.00 from October 2, 2024 to October 2, 2025, and (ii) $41,667.00 from October 2, 2025 to October 2, 2026. The Singh Agreement provides for customary reimbursement for certain expenses, and eligibility to participate in the Company’s benefit plans and executive compensation programs generally. The Singh Agreement provides for the award of up to an aggregate of 5,500,000 restricted stock units (the “Singh RSUs” and each individually a “Singh RSU”), each Singh RSU entitling Mr. Singh to receive one share of the Company’s common stock, par value $0.0001 per share, pursuant to the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”). The Singh RSUs vest in accordance with the terms provided in the Singh Agreement, which provides that (i) 500,000 of the Singh RSUs shall become fully vested as of the effective date of the Singh Agreement, (ii) 3,000,000 of the Singh RSUs shall vest in twenty-four equal installments, beginning on the six month anniversary of October 2, 2023 (the “Vesting RSUs”), and (iii) the remaining 2,000,000 Singh RSUs (the “Milestone RSUs”) shall vest as follows: (a) 500,000 of the Milestone RSUs shall vest upon receipt by the Company of more than $1 million in exchange for Company equity and/or notes convertible into Company equity, while Mr. Singh is acting as the Company’s Chief Executive Officer, (b) 500,000 of the Milestone RSUs shall vest upon the receipt of more than $10 million in exchange for Company equity and/or notes convertible into Company equity, while Mr. Singh is acting as the Company’s Chief Executive Officer, (c) 500,000 of the Milestone RSUs shall vest upon the first year in which the Company has received its Certificate of Occupancy for its Grants, NM facility and such facility is fully operational with any Schedule I or Schedule II plant based drugs the Company is approved to grow, and (d) 500,000 of the Milestone RSUs shall vest upon the successful completion of the Company’s first harvest for commercial use. The Singh Agreement subjects Mr. Singh to standard restrictive covenants for agreements of its type, including non-competition, non-solicitation, and invention assignment provisions.

If Mr. Singh is terminated by the Company without cause (as defined in the Singh Agreement), Mr. Singh shall receive six months base salary, accelerated vesting of six months worth of Vesting RSUs (750,000 Vesting RSUs as of the date hereof), in addition to any other payment required by law, such as unpaid amounts due. If Mr. Singh resigns from his position after the twelve-month anniversary of the March 31, 2024, due to or as a result of a substantial alteration of a fundamental term or condition of Mr. Singh’s employment, the Company will, in good faith, negotiate a traditional exit strategy together with a related severance package. With respect to awards, upon termination of Mr. Singh’s employment with the Company, with or without cause (as defined in the Singh Agreement) or for any reason, (i) Mr. Singh’s rights and interests with respect to any unvested awards shall expire – except with respect to the awards accelerated pursuant to the Singh Agreement, and (ii) Mr. Singh’s rights and interests with respect to any vested options shall expire three months from the date of termination of Mr. Singh’s employment, except that in the case of termination of Mr. Singh’s employment due to death or disability, such vested options shall expire one year from the date of termination of Mr. Singh’s employment.

Saleem Elmasri

On March 7, 2024, we entered into a scope of work agreement with Titan Advisory Services, LLC, a limited liability company controlled by Saleem Elmasri, Chief Financial Officer of the Company, through which Mr. Elmasri provides services to the Company (the “CFO Agreement”). The CFO Agreement is effective as of March 1, 2024. Pursuant to the CFO Agreement, Mr. Elmasri shall continue to act as Chief Financial Officer of the Company through February 28, 2025, and provides Mr. Elmasri with a $20,000 monthly cash fee, and 600,000 restricted stock units (the “Elmasri RSUs”). The Elmasri RSUs were issued at the Fair Market Value (as defined in the Company’s 2022 Omnibus Equity Compensation Plan) on March 7, 2024 and the Elmasri RSUs shall vest in equal monthly installments over a period of one year beginning one month from the date of grant.

The CFO Agreement does not include any termination or change of control provisions.

Bright Green Corporation 2022 Omnibus Equity Incentive Plan

The Plan was adopted by our Board and became effective upon obtaining shareholder approval on December 12, 2022.

Summary of the Plan

The following paragraphs provide a summary of the principal features of the Plan and its operation.

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13,547,384 of shares of common stock are available for delivery pursuant to Awards granted under the Plan. The Plan covers the grant of awards to the Company’s employees (including officers), non-employee consultants and non-employee directors and those of the Company’s affiliates. In addition, the Plan permits the grant of awards (other than incentive stock options) to individuals who are expected to become an employee to, non-employee consultant or non-employee director of the Company or any of its affiliates within a reasonable period of time after the grant of an award. Any award granted to any individual who is expected to become an employee, non-employee consultant or non-employee director will be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any of its affiliate within twelve (12) months after the grant date. For purposes of the Plan, the Company’s affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

The compensation committee of the Board administers the Plan. The compensation committee may delegate any or all of its administrative authority to the Company’s Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full Board must serve as the committee with respect to any awards to the Company’s non-employee directors.

The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of all or a portion of such shares, including on payment in shares on exercise of a stock appreciation right (or if such shares are returned to the Company due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. Any shares that are withheld or applied as payment (either actually or by attestation) for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will not be treated as having been delivered under the Plan and will, at the discretion of the Company, be available for grant under the Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of our shares or other securities, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the common stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Other than in the case of substitute awards, (i) a non-employee director who is a lead independent director or a director chair or a newly-appointed director may not be granted awards for cash or shares that together with any awards granted outside of the Plan have a fair market value (determined as of the date of grant) in excess of $2,000,000 in a single calendar year and (ii) any other non-employee director may not be granted awards for cash or shares that together with any awards granted outside of the Plan have a fair market value (determined as of the date of grant) in excess of $1,000,000 in a single calendar year.

Types of Awards

The Plan permits the granting of any or all of the following types of awards to all grantees:

●	stock options, including incentive stock options (“ISOs”);

●	stock appreciation rights (“SARs”);

●	restricted shares;

●	deferred stock and restricted stock units;

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●	performance units and performance shares;

●	dividend equivalents;

●	bonus shares; and

●	other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of ours; provided, however, that if SARs are granted in tandem with ISOs, the SARs and ISOs must have the same grant date and term and the exercise price of the SARs may not be less than the exercise price of the ISOs. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of the Company or one of its subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of the common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or a SAR will be determined by the committee and set forth in the applicable award agreement but (other than in the case of substitute awards) the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of the common stock previously owned by the grantee, or with the approval of the committee, by delivery of shares of common stock acquired upon the exercise of such option or by delivering restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price and any applicable tax withholding amounts to the Company.

Restricted Shares

The committee may award restricted shares consisting of shares of common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with the Company during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement. Stock dividends and deferred cash dividends issued with respect to restricted shares will be subject to the same restrictions and other terms as apply to the restricted shares with respect to which such dividends are issued.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

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Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. Unless otherwise determined by the Committee, a grantee will have the rights to receive dividend equivalents in respect of deferred stock and/or restricted stock units, which dividend equivalents will be deemed reinvested in additional shares of deferred stock or restricted stock units, as applicable, and which will remain subject to the same forfeiture conditions applicable to the deferred stock or restricted stock units to which such dividend equivalents relate.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of common stock as bonus shares in recognition of past performance or as an inducement to become an employee, non-employee consultant or director on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. No dividend equivalents may be granted with respect to options or SARs. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of common stock or in other property. Any dividend equivalents granted in conjunction with any award that is subject to forfeiture conditions will remain subject to the same forfeiture conditions applicable to the award to which such dividend equivalents relate.

Other Stock-Based Awards

The Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on the Company’s securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

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Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the Company’s stock, or, collectively, a Corporate Transaction, and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and non-forfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Further Amendments to the Plan

The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

The terms of any outstanding option or stock appreciation right may not be amended: (i) to reduce the exercise price of such option or stock appreciation right, or (ii) cancel any outstanding option or stock appreciation right in exchange for other options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled option or stock appreciation right or for any cash payment (or shares having a fair market value) in an amount that exceeds the excess of the fair market value of the shares underlying such cancelled option or stock appreciation right over the aggregate exercise price of such option or stock appreciation right or for any other award, or (iii) take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations on the principal securities exchange on which the shares are traded, in each case without stockholder approval. The foregoing restrictions will not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under the provisions of the Plan relating to adjustments for changes in capitalization, corporate transactions, or a liquidation or dissolution.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee without the consent of the grantee under any award granted under the Plan.

Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the most recent effective date of the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

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The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, a company can claim a federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for the Company in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by the Company in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and the Company will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and the Company will be allowed a corresponding deduction for federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. The Company will be entitled to a federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) as amended by the Tax Cuts and Jobs Act, limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is the Company’s principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Amended and Restated Omnibus Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

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Equity Compensation Plan Information

The following information is provided as of December 31, 2023 with respect to our equity compensation plans:

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,050,000	(1)	$		9,799,546
Equity compensation plans not approved by security holders	-			$-	-
Total	3,050,000		$		9,799,546

(1)	Does not include 697,838 shares of common stock issued under the Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 and (ii) 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Agreements with Lynn Stockwell and LDS Capital LLC

On June 5, 2022, Bright Green Corporation (the “Company”) and LDS Capital LLC (“LDS”), whose managing member is Lynn Stockwell, Chair of the Company’s board of directors, entered into an unsecured line of credit in the form of a note, which provided that the Company could borrow up to $5 million from LDS, which amount was increased to $15 million on November 14, 2022 (as amended, the “Note”). On January 31, 2023, LDS assigned the Note to Ms. Stockwell (the “Lender”).

On September 1, 2023, the Company and the Lender entered into an agreement pursuant to which, in consideration for the cancellation and full satisfaction of all amounts of principal, interest and other costs under the Note as of August 31, 2023, the Company issued to the Lender (i) 2,827,960 shares of the Company’s common stock, representing a conversion of outstanding principal at $1.15 per share, and (ii) warrants representing a conversion of outstanding principal at $0.13 per warrant to purchase up to 2,827,960 shares of Common Stock at a price of $3.00 per share.

The LDS Warrants became exercisable immediately upon issuance, and shall expire on the earlier of (i) the date that is 45 days after the date on which closing price of the Company’s common stock equals or exceeds $3.00 per share, and (ii) August 31, 2024.

On August 19, 2024, the board of directors of the Company approved an amendment and restatement to the Note (the “Secured Note”), which was subsequently amended and restated by the Second Secured Amended and Restated Line of Credit Note, on September 16, 2024 (as amended and restated, the “Secured Note”).

The Secured Note provides, among other things, upon the Lender making a new advance in the principal amount of at least $2,500,000 under the terms of the Note (the “Required Funding”) to be received by the Company no later than two business days following the execution of the Note, all obligations due under the Secured Note shall be secured by (i) a first lien mortgage on the Company’s fee interest in the real property and improvements thereon, including, without limitation, the land, buildings, fixtures, equipment and machinery located at 1033 George Hanosh Blvd, Grants, NM 87020 (the “Property”) and a first priority assignment of leases and rents, (ii) a first priority security interest in all accounts receivable of Company, (iii) an assignment of all contracts, licenses, permits, plans, specifications and other documentation with respect to the Property, and (iv) such other collateral as is customary for a loan of this type, including additional real property if the acquisition of such property occurs while this Secured Note is outstanding.

The Secured Note also provides for a conversion feature pursuant to which Lender may, at Lender’s discretion, convert up to $4 million of the outstanding principal and interest balance of the Note into shares of Series A Preferred Stock at a conversion price of $0.40 per share, provided the Required Funding was received. Further pursuant to the terms of the Secured Note, the Company agreed to file the Series A Certificate of Designation within two business days following receipt of the Required Funding.

Pursuant to the Series A Certificate of Designation, each share of Series A Preferred Stock, subject to the stockholder approval as set forth in this proxy statement, shall be convertible at the election of the holder (or automatically if the balance is not repaid by December 31, 2024), into 14 shares of the Company’s common stock. Each share of Series A Preferred Stock is generally entitled to one vote per share. As of the date hereof, no shares of Series A Preferred Stock were issued or outstanding.

The Secured Note contains certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Secured Note were made solely for the benefit of the parties to the Secured Note and may be subject to limitations agreed upon by the contracting parties.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to provisions of the State of Delaware, the Company has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

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Policies and Procedures for Transactions with Related Parties

The Company has adopted a related party transaction policy that set forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person includes directors, executive officers, beneficial owners of 5% or more of any class of the Company’s voting securities, immediate family members of any of the foregoing persons, and any entities in which any of the foregoing is an executive officer or is an owner of 5% or more ownership interest. Under the related party transaction policy, if a transaction involving an amount in excess of $120,000 has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, information regarding the related person transaction must be reviewed and approved by the Company’s audit committee.

In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances including, but not limited to:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of business of the Company;
●	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to the Company of, the transaction; and
●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The related party transaction policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee must review all relevant information available to it about such transaction, and that it may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company.

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SECURITY OWNERSHIP

The following table sets forth information regarding the beneficial ownership of our common stock as of September 18, 2024, by:

●	each person known to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is c/o Bright Green Corporation, 1033 George Hanosh Boulevard, Grants, NM 87020.

Name and address of Beneficial Owner	Shares Beneficially Owned(1)		Percentage of Shares Beneficially Owned(1)
5% Stockholders:
E. Mailloux Enterprises, Inc. and related parties(2)	21,200,000		11.09%

Named Executive Officers and Directors
Gurvinder Singh, CEO and Director	1,500,000		*
Saleem Elmasri, CFO	953,476		*
Lynn Stockwell, Director	71,123,544		37.21%
Dean Valore, Director	772,888		*
Robert Arnone, Director	872,888	(3)	*
Sean Deson, Director	218,358
Seamus McAuley, Former Chief Executive Officer(4)	500,000		*
Terry Rafih, Former Chief Executive Officer and Former Executive Chairman(5)	22,425,000		11.73%
Directors and Executive Officers as a Group (8 persons)	119,566,155		62.55%

* Less than 1%.

(1) Based on 191,566,155 shares of common stock outstanding as of September 17, 2024. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.

(2) This information is solely based on the Company’s review of filings made on Schedule 13G/A with the SEC, relating to beneficial ownership of 21,200,000 shares of common stock as of June 12, 2023. The address of E. Mailloux Enterprises, Inc. (“MEI”) is 3129 Marentette Ave., Unit 2 Windsor ON N8X 4G1, Canada. Ernie Mailloux has voting and dispositive power with respect to the shares of common stock held by MEI. Consists of 12,700,000 shares of common stock held by MEI, 7,500,000 shares of common stock held by Cheryl Mailloux, wife of Mr. Mailloux. Mr. Mailloux may be deemed to have voting and dispositive power over shares of common stock held by Mrs. Mailloux.

(3) Includes 100,000 shares held by Aerigo Solutions Inc. Mr. Arnone has sole voting and dispositive power over the shares of common stock held by Aerigo Solutions Inc.

(4) Mr. McAuley resigned as Chief Executive Officer in October 2023. Gurvinder Singh was appointed as his replacement in October 2023.

(5) Mr. Rafih resigned as Chief Executive Officer in February 2023 and as Executive Chairman of the Board in February 2024.

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OTHER MATTERS

Fiscal Year 2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023 are included in our 2023 annual report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2023 annual report are posted on our website at http://brightgreen.us and at the website of the SEC at www.sec.gov. You may also obtain a copy of our 2023 annual report without charge by sending a written request to us at Bright Green Corporation, 1033 George Hanosh Boulevard, Grants, New Mexico 87020, Attention: Investor Relations.

Company Website

We maintain a website at http://brightgreen.us. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.

PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING

For any proposal to be considered at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws, as amended and restated.

Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to properly bring business before an annual meeting of stockholders. In addition to satisfying all the requirements under the Company’s amended and restated bylaws, to comply with the SEC’s new universal proxy rules for the Company’s 2025 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act, the stockholder must have given timely notice of such proposal or nomination, in proper written form. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Proposals other than Nominations of Directors

In order to be properly brought before our 2025 annual meeting of stockholders, a stockholder who owns more than 5% if the outstanding common stock of the Company must have given timely written notice of such proposal (other than nominations), to the Secretary of the Company at the principal executive offices of the Company. To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, must be delivered to the Corporate Secretary at BGC’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

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Nominations of Directors

In order for a nomination to be properly brought before our 2025 annual meeting of stockholders, a stockholder of record who owns more than 5% if the outstanding common stock of the Company must have given timely written notice of such nomination, to the Secretary of the Company at the principal executive offices of the Company. To be timely for our 2025 annual meeting of stockholders, a stockholder of record’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this paragraph, if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by a stockholder of record to be timely must be so received not later than the close of business on the later of (i) 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board made by the Company at least 10 days before the last day a stockholder of record may deliver a notice of nomination in accordance with the preceding sentence, a stock holder of record’s notice required by our amended and restated bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice.

To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our amended and restated bylaws. Notices should be addressed to:

Bright Green Corporation
Attn: Corporate Secretary
1033 George Hanosh Boulevard

Grants, New Mexico 87020

*********

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Grants, New Mexico

[_], 2024

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